COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                  One Financial Center, Boston, Massachusetts 02111
                                   (617) 426-3750

Dear Shareholder:

Colonial Investment Grade Muncipal Trust (Fund) will hold its Annual Meeting of Shareholders (Meeting) on April 15, 1999 at 10:00 a.m. Eastern Time, at the offices of Colonial Management Associates, Inc., the Fund's investment advisor. A formal Notice of Annual Meeting of Shareholders appears on the next page, followed by the proxy statement which explains in more detail the proposals to be considered. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY [AT OUR WEB SITE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO THE ENCLOSED PROXY INSERT)] OR IN PERSON. TO VOTE THROUGH OUR WEB SITE, JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

The Fund is using Corporate Investors Communications Corporation (CIC), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Meeting approaches, if we have not yet received your vote, you may receive a telephone call from CIC reminding you to exercise your right to vote.

Please take a few moments to review the details of each proposal. If you have any questions regarding the proxy statement, please feel free to call CIC at 1-800- . [Our hearing impaired shareholders may call Colonial Investors Service Center, Inc., the Fund's transfer agent, at 1-800-528-6979 if you have special TTD equipment.]

We appreciate your participation and prompt response in these matters, and thank you for your continued support.

Sincerely,


Stephen E. Gibson, President

March       , 1999

                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                One Financial Center, Boston, Massachusetts 02111
                                   (617) 426-3750


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 15, 1999

Dear Shareholder:

The Annual Meeting of Shareholders (Meeting) of Colonial Investment Grade Municipal Trust (Fund) will be held at the offices of Colonial Management Associates, Inc. (Adviser), One Financial Center, Boston, Massachusetts, on Thursday, April 15, 1999, at 10:00 a.m. Eastern time, to:

     1.   Elect seven Trustees;

     2.   Approve  or  disapprove   amendments  to  the  Fund's   Agreement  and
          Declaration of Trust to permit the issuance of preferred shares of the Fund.;

     3.   Ratify the selection of independent accountants; and

     4. Transact such other business as may properly come before the Meeting or any adjournment thereof.

                                        By order of the Trustees,
                                        Nancy   L.   Conlin,
                                        Secretary
March    , 1999

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.

                                          4
                                 PROXY STATEMENT
                               General Information
                                                                   March  , 1999

      The enclosed proxy, which was first mailed on March, 1999, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Assistant Secretary or by voting in person. Corporate Investors Communication Corporation (CIC) has been engaged by the Fund to assist in the proxy solicitation process. The cost of this assistance is not expected to exceed $ . Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The Fund will bear the cost of solicitation which includes printing of proxy materials, mailing and tabultation of of votes. By voting as soon as you receive your proxy materials, you will help to reduce the cost of additional mailings.

      Holders of a majority of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On February 17, 1999, the Fund had outstanding shares of beneficial interest. Shareholders of record at the close of business on February 17, 1999 will have one vote for each share held. As of February 17, 1999, The Depository Trust Company (Cede & Co. FAST), 7 Hanover Square, New York, New York 10004, owned of record shares representing % of the Fund's outstanding shares.

      Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

      Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Adviser at One Financial Center, Boston, MA 02111 or by calling 1-800-426-3750.

1.    Election of Seven Trustees.

Ms. Collins, Ms. Verville and Messrs. Birnbaum, Carberry, Grinnell, Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund. Ms. Verville and Mr. Stitzel will each serve for two years, and Ms. Collins and Messrs. Birnbaum, Carberry, Grinnell and Macera will each to serve for three years, or until a successor is elected. The Board of Trustees currently consists of Ms. Collins, Ms. Verville and Messrs. Birnbaum, Bleasdale, Carberry, Grinnell, Lowry, Macera, Mayer, Moody, Neuhauser, Stitzel and Sullivan.

      The Board of Trustees is divided into the following three classes, each with a three year term expiring in the years indicated (assuming the persons listed above are elected at the Meeting):

2000                       2001                         2002
----                       ----                         ----

Mr. Bleasdale              Ms. Verville              Ms. Collins
Mr. Mayer                  Mr. Lowry                 Mr. Birnbaum
Mr. Moody                  Mr. Stitzel               Mr. Carberry
Mr. Neuhauser              Mr. Sullivan              Mr. Grinnell
                                                     Mr. Macera

      The  following  table sets forth  certain  information  about the Board of
Trustees:

                                                                          Shares
                                                                       Beneficially
                                                                        Owned and
                                                                         Percent
                                                                        of Fund at
Name         Trustee                                                     February
(Age)          Since     Principal Occupation(1) and Directorships     17, 1999 (2)
Robert J. Birnbaum      Retired  (formerly  Special  Counsel,  Dechert     -0-
(71)           1995     Price &  Rhoads--law).  Director  or  Trustee:
                        Colonial Funds,  Liberty All-Star Equity Fund,
                        Liberty   All-Star  Growth  Fund,   Inc.,  The
                        Emerging Germany Fund.

Tom Bleasdale           Retired  (formerly  Chairman  of the Board and     -0-
(68)           1989     Chief  Executive  Officer,  Shore Bank & Trust
                        Company--banking).    Director   or   Trustee:
                        Colonial Funds, Empire Company Limited.

John V. Carberry(3)     Senior  Vice  President  of Liberty  Financial     -0-
(51)           1998     Companies,  Inc.  (formerly Managing Director,
                        Salomon     Brothers--investment      banking).
                        Director or Trustee: Colonial Funds.

Lora S. Collins         Attorney  (law)  (formerly  Attorney,  Kramer,     -0-
(63)           1992     Levin,  Naftalis  &  Frankel--law).   Trustee:
                        Colonial Funds.

James E. Grinnell       Private   Investor.   Director   or   Trustee:     -0-
(69)           1995     Colonial Funds,  Liberty All-Star Equity Fund,
                        Liberty All-Star Growth Fund, Inc.

Richard W. Lowry        Private   Investor.   Director   or   Trustee:     -0-
(62)           1995     Colonial Funds,  Liberty All-Star Equity Fund,
                        Liberty All-Star Growth Fund, Inc.

Salvatore Macera        Private  Investor.  (formerly  Executive  Vice     -0-
(67)           1998     President of Itek Corp.  and President of Itek
                        Optical     &      Electronic      Industries,
                        Inc.--electronics)    Director   or   Trustee:
                        Colonial Funds.

William E. Mayer(3)     Partner,      Development     Capital,     LLC     -0-
(58)         1994       (investments)  (formerly  Dean of the  College
                        of  Business  and  Management,  University  of
                        Maryland--higher  education; Dean of the Simon
                        Graduate  School of  Business,  University  of
                        Rochester--higher   education).   Director  or
                        Trustee:  Colonial  Funds,  Hambrecht  & Quist
                        Incorporated,  Chart House Enterprises,  Johns
                        Manville.

James L. Moody, Jr.     Retired  (formerly   Chairman  of  the  Board,     -0-
(67)         1992       Chief   Executive    Officer   and   Director,
                        Hannaford   Bros.   Co.  -food   distributor).
                        Director   or   Trustee:    Colonial    Funds,
                        Penobscot  Shoe  Co.,   Staples,   Inc.,  UNUM
                        Corporation, IDEXX Laboratories,  Inc., Empire
                        Company Limited.

John J. Neuhauser       Dean  of  the  School  of  Management,  Boston     -0-
(56)         1992       College   (higher   education).   Director  or
                        Trustee:   Colonial   Funds,   Hyde   Athletic
                        Industries, Inc.

Thomas E. Stitzel       Professor  of  Finance,  College of  Business,
(58)         1998       Boise  State  University  (higher  education);
                        Business  Consultant  and Author.  Director or
                        Trustee:  Colonial Funds.

Robert L. Sullivan      Retired  Partner,  Peat  Marwick  Main  &  Co.     -0-
(71)         1989      (management        consulting)       (formerly
                        self-employed      Management     Consultant).
                        Trustee:  Colonial Funds.

Anne-Lee Verville       Consultant.  (formerly General Manager, Global     -0-
(51)         1998       Education      Industry     and     President,
                        Applications     Solutions    Division,    IBM
                        Corporation--global    education   and   global
                        applications).     Director     or    Trustee:
                        Colonial Funds.

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) On February 17, 1999, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.
(3) Mr. Carberry is an "interested person," as defined in the Investment Company Act of 1940 (1940 Act), because of his affiliation with Liberty Financial Companies, Inc. (an indirect parent company of the Adviser). Mr. Mayer is an "interested person," as defined in the 1940 Act, because of his affiliation with Hambrecht & Quist Incorporated (a registered broker-dealer).

         In this Proxy Statement, the "Colonial Funds" means Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V,
Colonial Trust VI, Colonial Trust VII, LFC Utilities Trust, LAMCO Trust I, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I,
Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust.

The following table sets forth certain information about the executive officers of the Fund:


                                                                          Shares
Executive                                                               Beneficially
Name           Officer                                                  Owned and
(Age)            Since                                                  Percent of
                                                                         Fund at
                                                                         February
                          Office with Fund; Principal Occupation (4)     17,1999 (5)


  Stephen E. Gibson       President  of the Fund  and of the  Colonial            -0-
  (45)                    Funds  since  June,  1998 is Chairman of the
                 1998     Board  since  July,  1998,  Chief  Executive
                          Officer  and   President   since   December  1996  and
                          Director,  since  July 1996 of the  Adviser  (formerly
                          Executive Vice President from July,  1996 to December,
                          1996); Director, Chief Executive Officer and President
                          of COGRA,  LLC (COGRA) since December,  1998 (formerly
                          Director, Chief Executive Officer and President of The
                          Colonial  Group,  Inc.  (TCG) from  December,  1996 to
                          December,  1998);  Assistant  Chairman  of Stein Roe &
                          Farnham   Incorporated   (SR&F)  since  August,   1998
                          (formerly  Managing  Director of  Marketing  of Putnam
                          Investments, June, 1992 to July, 1996.)

  Davey S. Scoon          Vice  President  of  the  Fund  and  of  the            -0-
  (52)                    Colonial  Funds;  Executive  Vice  President
                 1993     and Director of the Adviser;  Executive Vice
                          President and Chief  Operating  Officer since December
                          1998 of COGRA  (formerly  Executive Vice President and
                          Chief Operating  Officer from March, 1995 to December,
                          1998  of   TCG;   Vice   President   -   Finance   and
                          Administration  and Treasurer from  November,  1985 to
                          March,  1995);  Executive Vice President of SR&F since
                          August, 1998.

  Timothy J. Jacoby       Treasurer  and Chief  Financial  Officer  of             -0-
  (46)           1996     the Fund  and of the  Colonial  Funds  since
                          October,   1996   (formerly   Controller   and   Chief
                          Accounting  Officer  from  October,  1997 to February,
                          1998); Senior Vice President since September,  1996 of
                          the Adviser;  Vice President,  Chief Financial Officer
                          and Treasurer since December,  1998 of COGRA (formerly
                          Vice President,  Chief Financial Officer and Treasurer
                          from July, 1997 to December, 1998 of TCG); Senior Vice
                          President of SR&F since August,  1998 (formerly Senior
                          Vice  President,   Fidelity   Accounting  and  Custody
                          Services from September, 1993 to September, 1996).

  J. Kevin Connaughton    Controller and Chief  Accounting  Officer of             -0-
  (34)          1998      the Fund  and of the  Colonial  Funds  since
                          February,   1998;   Vice   President   since
                          February,  1998 of the  Adviser  (formerly  Senior Tax
                          Manager,  Coopers & Lybrand,  LLP from April,  1996 to
                          January,   1998;   Vice   President,   440   Financial
                          Group/First  Data Investor  Services Group from March,
                          1994  to  April,  1996;  Vice  President,  The  Boston
                          Company  (subsidiary  of Mellon  Bank) from  December,
                          1993 to March, 1994).

  Nancy L. Conlin         Secretary  of the Fund  and of the  Colonial             -0-
  (45)          1998      Funds since April, 1998 (formerly  Assistant
                          Secretary from July, 1994 to April,  1998);  Director,
                          Senior  Vice  President,  General  Counsel,  Clerk and
                          Secretary of the Adviser since April,  1998  (formerly
                          Vice  President,   Counsel,  Assistant  Secretary  and
                          Assistant Clerk from July, 1994 to April,  1998); Vice
                          President,  Secretary  and  General  Counsel  of COGRA
                          since   December  1998   (formerly   Vice   President,
                          Secretary and General Counsel of TCG from April,  1998
                          to December,  1998; Assistant Clerk from July, 1994 to
                          April, 1998);  (formerly Partner,  Mintz, Levin, Cohn,
                          Ferris,  Glovsky  and Popeo from  June,  1990 to June,
                          1994)

(4) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(5) On February 17, 1999, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

                   Trustees' Compensation, Meetings and Committees

      The members of the Board of Trustees received the following compensation from the Fund for the fiscal year ended December 31, 1998 and from the Colonial Funds Complex for the calendar year ended December 31, 1998 for serving as Trustees (7):

Trustees and Trustees' Fees
For the fiscal year ended October 31, 1998 and the calendar year ended December 31, 1998, the Trustees received the following compensation for serving as
Trustees:

---------------------------- -------------------- -----------------------
                                                    Total Compensation
                                  Aggregate       From The Fund Complex
                                Compensation       Paid To The Trustees
                              From Fund For The   For The Calendar Year
                              Fiscal Year Ended           Ended
Trustee                       December 31, 1998    December 31, 1998(6)
---------------------------- -------------------- -----------------------
---------------------------- -------------------- -----------------------
Robert J. Birnbaum (7)             $1,267                $99,429
---------------------------- -------------------- -----------------------
---------------------------- -------------------- -----------------------
Tom Bleasdale ( 7)                   1,463(8)             115,000 (9)
---------------------------- -------------------- -----------------------
---------------------------- -------------------- -----------------------
John E. Carberry (10, 11)            -0-                   -0-
---------------------------- -------------------- -----------------------
---------------------------- -------------------- -----------------------
Lora S. Collins (7)                 1,241                  97,429
---------------------------- -------------------- -----------------------
---------------------------- -------------------- -----------------------
James E. Grinnell (7)                1,312(12)           103,071
---------------------------- -------------------- -----------------------
---------------------------- -------------------- -----------------------
William  D.  Ireland,   Jr.           550                 35,333
(13)
---------------------------- -------------------- -----------------------
---------------------------- -------------------- -----------------------
Richard W. Lowry (7)                1,250                 98,214
---------------------------- -------------------- -----------------------
---------------------------- -------------------- -----------------------
Salvatore Macera (14)                -0-                  25,250
---------------------------- -------------------- -----------------------
---------------------------- -------------------- -----------------------
William E. Mayer (7)                1,315                 99,286
---------------------------- -------------------- -----------------------
---------------------------- -------------------- -----------------------
James L. Moody, Jr. (7)              1,347(15)            105,857 (16)
---------------------------- -------------------- -----------------------
---------------------------- -------------------- -----------------------
John J. Neuhauser (7)               1,342                105,323
---------------------------- -------------------- -----------------------
---------------------------- -------------------- -----------------------
George L. Shinn (13)                  499                  31,334
---------------------------- -------------------- -----------------------
---------------------------- -------------------- -----------------------
Thomas E. Stitzel (14)               -0-                   25,250
---------------------------- -------------------- -----------------------
---------------------------- -------------------- -----------------------
Robert L. Sullivan (7)              1,349                104,100
---------------------------- -------------------- -----------------------
---------------------------- -------------------- -----------------------
Anne-Lee Verville (7, 10)             933(17)               23,445 (18)
---------------------------- -------------------- -----------------------
---------------------------- -------------------- -----------------------
Sinclair Weeks, Jr. (13)              539                  34,333
---------------------------- -------------------- -----------------------

(5) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(6) On December 31, 1998, the complex consisted of 47 open-end management investment portfolios in the Colonial Funds (Colonial Funds) and 9 open-end management investment portfolios in at the Liberty Variable Investment Trust (LVIT) (together, the Fund Complex).
(7)  Elected by the shareholders of LVIT on October 30, 1998.
(8)  Includes $644 payable in later years as deferred compensation.
(9)  Includes $52,000 payable in later years as deferred compensation.
(10) Elected by the Trustees of the closed-end Colonial Funds on June 18, 1998 and by the shareholders of the open-end Colonial Funds on October 30, 1998.
(11) Does not receive compensation because he is an affiliated Trustee and employee of Liberty Financial Companies, Inc. (Liberty Financial).
(12) Includes $11 payable in later years as deferred compensation.
(13) Retired as a Trustee of the Trust on April 24, 1998.
(14) Elected by the shareholders of the open-end Colonial Funds on October 30, 1998, and by the trustees of the closed-end Colonial Funds on December 17, 1998. (15) Total compensation of $1,347 for the fiscal year ended December 31, 1998 will be payable in later years as deferred compensation. (16) Total compensation of $105,857 for the calendar year ended December 31, 1998 will be payable in later years as deferred compensation. (17) Total compensation of $933 for the fiscal year ended December 31, 1998 will be payable in later years as deferred compensation. (18) Total compensation of $23,445 for the calendar year ended December 31, 1998 will be payable in later years as deferred compensation.

For the fiscal year ended December 31, 1998, the Trustees received the following compensation in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (together, Liberty All-Star Funds): (5)

                                      Total Compensation From
                              Liberty All-Star Funds For The Calendar
Trustee                          Year Ended December 31, 1998 (19)
-------                          ---------------------------------
Robert J. Birnbaum                            $25,000
John E. Carberry (10, 20)                       N/A
James E. Grinnell                             25,000
Richard W. Lowry                              25,000
William E. Mayer (21)                         14,000
John J. Neuhauser (22)                        25,000

(5) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is a indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).
(6)  Elected by the trustees of the Liberty All-Star Funds on June 30, 1998.
(7) Elected by the shareholders of the Liberty All-Star Equity Fund on April 22, 1998 and by the trustees of the Liberty All-Star Growth Fund Inc. on December 17, 1998.
(8)  Elected by the  shareholders  of the  Liberty  All-Star  Funds on April 22,
     1998.


         During the Fund's fiscal year ended December 31, 1998, the Board of Trustees held six meetings.

         The Audit Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Grnnell, Lowry, Moody and Sullivan, met two times during the Fund's fiscal year ended December 31, 1998. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and the internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

     The Compensation Committee of the Colonial Funds, consisting of Ms. Collins and Messrs. Brimbaum Grinnell and Neuhauser, met once during the Fund's fiscal year ended December 31, 1998. The Committee reviews compensation of the Board of Trustees.

         The Governance Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Lowry, Mayer, Moody and Sullivan, met six times during the Fund's fiscal year ended December 31, 1998. The Committee in its sole discretion recommends to the Trustees, among other things, nominees for Trustee and for appointments to various committees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

         During the Fund's fiscal year ended December 31, 1998, each of the current Trustees, attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

         If any of the nominees listed above becomes unavailable for election, the enclosed proxy will be voted for a substitute candidate in the discretion of the proxy holder(s).

                                  Required Vote

      A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee.

                           Description of the Adviser

    The Adviser is a wholly-owned subsidiary of COGRA, which in turn is an indirect wholly-owned subsidiary of Liberty Financial. Liberty Financial is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Its principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Liberty Mutual's principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117. Liberty Mutual is deemed to be the controlling entity of the Adviser and its affiliates.

2. Amendments to the Trust's Agreement and Declaration of Trust to Permit the Issuance of Preferred Shares of the Trust.

    At a meeting on February 26, 1998, the Board of Trustees unanimously approved and recommended the approval by shareholders of an amendment to the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") that would authorize the issuance by the Trust of multiple classes or series of shares, with rights as determined by the Board of Trustees, by action of the Board of Trustees without further shareholder approval. The text of the proposed amendments to the Declaration of Trust is included as Exhibit A to this proxy statement. Holders of existing shares of beneficial interest of the Trust ("common shares") have no preemptive right to purchase or otherwise acquire any preferred shares that might be issued.

                            Reasons for Authorization

    At its meeting the Board concluded that the issuance of $___ - $___ million of floating rate preferred stock would be in the best interests of the holders of common shares if the reinvestment rates of return for long-term tax-exempt securities continued to be favorable. The Board noted that, historically, the Trust has been able to earn a considerably higher return for its common shares in the past than it would likely have to pay on preferred shares and that, therefore, the issuance of preferred shares may increase the net investment income available to the holders of the common shares. In considering whether to approve or disapprove the proposed amendments to the Declaration of Trust, shareholders should consider not only the potential advantages of the issuance of preferred shares discussed immediately below, but also the income tax considerations discussed below under "Certain Federal Income Tax Considerations," and the possible effects of dilution, leverage and certain anti-takeover measures discussed below under "Risks of Issuance of Preferred Shares". In addition, shareholders should be aware that the net proceeds to the Trust of any issuance of preferred shares will increase the net assets of the Trust, and therefore will increase the dollar amount of the investment advisory and service fees payable by the Trust to the Adviser, since these fees are calculated as a percentage of the net assets of the Trust. However, the advisory fees as a percentage of the Trust's net assets would not change as a result of the issuance of preferred shares.

                      Proposed Issuance of Preferred Shares

    The Board of Trustees of the Trust has approved the issuance of the proposed preferred shares in one or more initial series, which would be identical except for the dates of issuance, the dividend rates, dividend payment dates and dividend periods, which would be determined at the time of issuance of each series. The proposed initial series, which would have a variable dividend rate or rates, would be structured to be suitable for investment by persons seeking income that is exempt from federal income tax. The Board believes that issuing such a series or more than one series of preferred shares may be likely, in certain circumstances, to increase the net investment income available for distribution to the holders of the common shares because of the effect of leverage (see "Risks of Issuance of Preferred Shares-Leverage" below), although there can be no assurance that such increase would in fact be achieved.

    Holders of the proposed initial series would be entitled to receive cumulative dividends at a variable rate with respect to each such series that would be set initially and at periodic intervals thereafter, through auctions, at a level that would be intended to cause the preferred shares to trade at their original offering price, subject to a ceiling set by reference to prevailing rates on certain short-term securities. The dividends on the initial series would be intended, to the extent possible, to qualify in their entirety as "exempt-interest dividends" which are not subject to federal income tax under current law. To the extent that such dividends did not so qualify, additional dividends might be paid or might accumulate on the preferred shares so that, assuming payment, the net after-tax return to a holder of the preferred shares would be the same as if all of the dividends had qualified. See "Certain Federal Income Tax Considerations" below. Auctions of the proposed initial series of preferred shares would generally be held, and thereafter the dividend rate will generally be reset, periodically over short time periods (generally seven days but at the option of the Trust up to __ years).

    The Trust would have the right to redeem the initial series of preferred shares on or about any dividend payment date, at a stated redemption price plus an amount equal to accumulated and unpaid dividends.

    The Trust would have the proceeds of the issuance of the series available for investment in accordance with the Trust's investment objectives and policies. The Trust would thus be able to invest the proceeds in longer-term investments and would intend to invest the proceeds principally in longer-term debt securities. Historically, prevailing long-term interest rates have generally been higher than prevailing short-term rates.

    Any incremental return available from investing new funds reduced by expenses attributable thereto ("net incremental return") would be available for distribution to the holders of the common shares and, if the rate of return on the Trust's investments exceed the dividend rate on the preferred shares, should enhance the return on the common shares. However, there can be no assurance that the historical relationship between short-term and long-term interest rates will always continue or that the Trust will receive any net incremental return that would be available to the holders of the common shares. Because the holders of the preferred shares would be entitled to receive dividends before the holders of the common shares, if the dividend rate on the preferred shares were greater than the net rate of return earned by the Trust on its portfolio investments, the amounts available for distribution to the holders of the common shares could be reduced. However, the Board of Trustees does not intend to approve the issuance of the initial series unless it believes, at the time of such issuance, that the return on the Trust's common shares is likely for the foreseeable future to be enhanced by the issuance. In addition, if, after a series of preferred shares were issued, the continuing payment of dividends on such shares had the effect of reducing the return on the common shares, the Trust expects that it would consider the redemption of preferred shares, to the extent possible or permitted by the terms of such shares.

    The Trust expects to seek a credit rating of the proposed initial series of preferred shares from one or more national securities rating agencies. There can, however, be no assurance that such credit ratings will be obtained. In addition, obtaining such credit ratings will involve additional costs to the Trust and may require that the Trust agree to various financial and operating restraints as a condition of such credit ratings.

    The discussion above describes an issuance of preferred shares considered by the Board of Trustees. If the proposed amendments to the Declaration of Trust concerning the issuance of additional classes or series of shares are approved, and if the Board of Trustees determines to proceed with issuance of one or more initial series of preferred shares, the terms of such issuance may be the same as, or different from, the terms described above. The proposed amendments to the Declaration of Trust would permit issuance of series of additional classes or series of shares, including preferred shares, other than the possible series described above, without further shareholder approval. Such broad authorization at this time of additional classes or series of shares will provide flexibility to take advantage of opportunities and possible future circumstances in which the issuance of preferred shares might be desirable. Requiring the shareholders to meet and approve each separate issuance of such shares would be time-consuming and costly, particularly in those instances where the number of shares to be issued may be small in relation to the total capital of the Trust. Moreover, if shareholder approval of such securities were postponed until a specific need arose, the delay could, in some instances, deprive the Trust of opportunities otherwise available.

                    Certain Federal Income Tax Considerations

General. Set forth below is a general description of certain federal income tax consequences, to the Trust and to the holders of common shares of the Trust, of the possible issuance by the Trust of the initial series of preferred shares described above. If a series of preferred shares were issued with different terms than those of the proposed initial series, different federal income tax consequences than those described below might result. The description assumes that the Trust will continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), as it did in its most recent fiscal year, so as to be relieved of federal income tax on net investment income and net capital gains distributed to shareholders. If the Trust were prohibited from paying dividends on its common shares by the asset coverage requirements of the preferred shares described below under "Description of Preferred Shares," its ability to meet the qualification requirements of the Code might be impaired. The Trust expects, however, that to the extent possible it would purchase or redeem preferred shares to maintain compliance with such asset coverage requirements. If the Trust failed to qualify for taxation as a regulated investment company under the Code in any taxable year, the Trust would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Trust could be required to recognize unrealized gains, pay substantial taxes and interest (including an interest charge measured by the underpayment rate established in section 6621 of the Code on an amount equal to 50% of the Trust's earnings and profits for the taxable year) and make substantial distributions before re-qualifying for taxation as a regulated investment company. In addition, before re-qualifying, the Trust might under certain circumstances be required to recognize net unrealized gains for federal income tax purposes.

    To the extent that the Trust has net tax-exempt income from its investments, dividends paid by the Trust from its net investment income may be designated by the Trust as "exempt-interest dividends," which are not subject to federal income tax. If the Trust issues the proposed initial series of preferred shares described above, then - in order to increase the marketability of the series and thereby minimize the dividend rate required to be paid to make those shares attractive to investors - the Trust intends to give holders of the shares of the series priority over holders of common shares with respect to the payment of dividends. If any of the dividends on the preferred shares is determined to be from taxable capital gains or ordinary income, the terms of the preferred shares may require the Trust to pay an extra amount of dividends on the preferred shares in an amount sufficient to make each holder of the preferred shares whole (on an after-tax basis) with respect to the estimated federal income tax which the holder would be required to pay on the taxable distributions ("gross-up payments"). The amount of any dividends payable to common shareholders would normally be reduced by the amount of any such gross-up payments.

    Deduction for Dividends Paid by the Trust. As a regulated investment company, the Trust is generally entitled to a deduction for dividends paid to its shareholders out of its ordinary income. Under Section 562(c) of the Code, a distribution will not qualify for the deduction for dividends paid unless the distribution is pro rata, with no preferences to any share of the Trust as compared with other shares of the same class, and with no preference to one class of shares as compared with another class except to the extent that the former is entitled (without reference to waivers of their rights by shareholders) to such preference. The Trust intends to make distributions in a manner that will allow such distributions to qualify for the dividends-paid deduction.

                         Description of Preferred Shares

General. The proposed amendments to the Declaration of Trust would authorize the Board of Trustees to establish at or prior to the time of issuance of the class of preferred shares, or any series thereof, the issue price or prices, voting rights, dividend rate or rates, redemption price, liquidation value, conversion rights and such other terms and conditions of that class or series as the Board of Trustees deems appropriate, without further action on the part of the common shareholders. Under the 1940 Act, the Trust would not be permitted to issue preferred shares unless immediately after such issuance the value of the Trust's assets, less all liabilities and indebtedness not represented by senior securities (including private or temporary borrowings), would be at least 200% of (i) the aggregate amount of all debt securities, plus (ii) the aggregate involuntary liquidation preference of any shares (such as the preferred shares) having priority as to distribution of assets or payment of dividends over any other shares.

Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times, and, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, to elect a majority of the Trustees at any time two years' dividends on the preferred shares are unpaid. (In order to give effect to this right of the holders of preferred shares to elect a majority of the Trustees in such circumstances, the proposed amendments to the Declaration of Trust would remove the provision that fixes the maximum number of Trustees at fifteen.) All other Trustees will be elected by the holders of the common shares and the preferred shares, voting together as a single class. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders pursuant to Section 13(a) of the 1940 Act, including, among other things, changes in the Trust's sub-classification as a closed-end investment company, changes in the classification of the Trust from a non-diversified investment company or changes in its fundamental investment policies and restrictions. Holders of preferred shares shall have such other voting rights as are required by law or are provided by the Trust's Board of Trustees at the time of issuance of the shares, and holders of a particular series of preferred shares may be entitled to vote as a separate series on certain matters.

Dividend and Liquidation Preference. Holders of preferred shares would be entitled to receive dividends before holders of common shares, and would be entitled to receive the liquidation value of their shares before any distributions are made to holders of common shares should the Trust ever be dissolved. The dividend rights and liquidation value of the class or any particular series of preferred shares would be determined at the time of issuance of shares of the class or series, subject to the requirement of the 1940 Act that the dividends payable on preferred shares be cumulative. The Trust would not be permitted to pay or declare dividends (except a dividend payable in shares of the Trust) or other distributions on the common shares, or the purchase of any common shares by the Trust, unless the asset coverage test described above under "General" would be met, after giving effect to the dividend or distribution.

    As of _____________ __, 1999, the Trust had total assets of $______ and total liabilities of $_________ and had not borrowed any money. Accordingly, as of such date the Trust could issue senior securities representing preferred stock having an involuntary liquidation preference of $____________.

                      Risks of Issuance of Preferred Shares

Leverage. The issuance of preferred shares would create leverage which would affect the amount of income available for distribution on the Trust's common shares and the net asset value of the common shares. The initial dividend rate or rates that would be paid on any class or series of preferred shares would be determined at the time of issuance and would be the result of arms-length negotiations with the underwriters and would depend on various factors including market conditions prevailing at the time. The dividend rate will generally vary from time to time after the initial issuance of a series of preferred shares. At initial issuance or from time to time thereafter, the dividend rate could exceed both the current yield on the Trust's portfolio investments and the yield received by the Trust on investments made with the proceeds of the issuance of the offering of preferred shares and, therefore, an offering of preferred shares could result in a reduction of net investment income available for distribution on common shares.

As a result of leverage, after giving effect to the liquidation preference of any preferred shares issued, any increase or decrease in the net asset value per common share would be somewhat greater than would have been the case had no preferred shares been issued. In addition, the leverage effect created by the issuance of preferred shares could magnify the effect on the holders of common shares of any increase or decrease in the yield on the Trust's portfolio for a given period of time. It is not possible to predict now the effect on the net asset value of the Trust's common shares that might result from the leverage effect of issuance of preferred shares. The Board of Trustees does not intend to issue preferred shares unless it believes, at the time of such issuance, that such issuance is likely for the foreseeable future to increase the yield on the Trust's common shares. Furthermore, since the proposed initial series would be redeemable on or about any dividend payment date at the option of the Trust, those preferred shares could be redeemed if, after issuance, redemption were considered advisable by the Trustees.

Dilution of Voting Rights. The voting rights of the outstanding common shares would be diluted upon the issuance of any preferred shares, because the holders of any preferred shares would have voting rights as described above under "Description of Preferred Shares - Voting Rights." Voting rights in the Trust are non-cumulative.

Other Considerations. The class voting requirements, and Board representation, of the preferred shares could make it more difficult for the Trust to engage in certain types of transactions that might be proposed by the Board of Trustees and/or holders of common shares, such as a merger, sale of assets, exchange of securities, liquidation of the Trust or conversion to an open-end fund. Holders of preferred shares might have interests that differ from holders of common shares and there can be no assurance that holders of preferred shares will vote to approve transactions approved by holders of the common shares. The Trust's Board of Trustees is not currently aware of any efforts, pending or threatened, to acquire control of the Trust or to force an open-ending, merger or sale of assets by the Trust, or the liquidation or dissolution of the Trust. The purpose in presenting the proposed amendments to shareholders at this time is not to have available a defensive technique (although that would be a result of approval of the amendment), but to have available a mechanism for increasing the capital of the Trust in a way that might enhance the return on the Trust's common shares.

The flexibility to issue preferred shares as well as common shares could enhance the Board's ability to negotiate on behalf of the shareholders in a takeover but might also render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by the holder of a large block of the Trust's securities and the removal of incumbent management. The Declaration of Trust already includes certain defensive provisions that are discussed in the following paragraph. The Board of Trustees has no plans at this time to adopt or to ask shareholders to adopt any other defensive or potentially defensive provisions.

The Declaration of Trust currently includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. Specifically, the Trust's Board of Trustees is divided into three classes, each having a term of three years. The term of one class expires at each annual meeting of shareholders. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. In addition, conversion of the Trust to an open-end investment company would require the favorable vote of the holders of at least two-thirds of the shares of the Trust entitled to be voted on the matter. The 1940 Act requires that the holders of the preferred shares vote separately from the holders of common shares on this issue. Therefore, if the holders of preferred shares did not approve the conversion of the Trust to an open-end investment company, the Trust could not be converted to an open-end investment company even if the holders of two-thirds or more of the common shares favored such a conversion. Any amendments to the sections of the Declaration of Trust which relate to the division of the Board of Trustees into three classes or to the requirement that two-thirds of the outstanding shares vote to approve any conversion of the Trust to an open-end company would themselves require approval by affirmative vote of two-thirds of the outstanding shares of the Trust.

                         Recommendation of the Trustees

The Board of Trustees of the Trust recommend a vote "For" the proposed amendments to the Declaration of Trust creating a class of preferred shares of the Trust. Approval of the proposed amendments requires the affirmative vote of the holders of 66 2/3% of the outstanding shares entitled to be voted at the meeting.

3.    Ratification of Independent Accountants.

      PricewaterhouseCoopers LLP was selected as independent accountants for the Fund for the Fund's fiscal year ending December 31, 1999 by unanimous vote of the Board of Trustees, subject to ratification or rejection by the shareholders. Neither PricewaterhouseCoopers LLP nor any of its partners has any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available at the Meeting, if requested by a shareholder in writing at least five days before the Meeting, to respond to appropriate questions and make a statement (if the representative desires).

                                  Required Vote

      Ratification requires the affirmative vote of a majority of the shares of the Fund voted at the Meeting.

3.    Other Matters and Discretion of Attorneys Named in the Proxy.

      As of the date of this Proxy Statement, only the business mentioned in Items 1, 2 and 3 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

The Meeting is to be held at the same time as the meeting of shareholders of Colonial High Income Municipal Trust and Colonial Municipal Income Trust. It is anticipated that such meetings will be held simultaneously. In the event that any Fund shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meetings so that the Meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

      If a quorum of shareholders (a majority of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by April 15, 1999, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

                   Compliance with Section 16(a) of the Securities
                              Exchange Act of 1934

      Section  16(a) of the  Securities  Exchange Act of 1934,  as amended,  and
Section 30(f) of the 1940 Act, as amended, require the Fund's Board of Trustees and executive officers, persons who own more than ten percent of the Fund's equity securities, the Fund's investment adviser and affiliated persons of the Fund's investment adviser (Section 16 reporting persons), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such reports furnished to the Fund, and on representations that no other reports were required during the fiscal year ended December 31, 1998, the Section 16 reporting persons complied with all Section 16(a) filings applicable to them.

                    Date for Receipt of Shareholder Proposals

      Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement relating to the 2000 Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts 02111 on or before December , 1999.

      Shareholders are urged to vote, sign and mail their proxies immediately.

                                    EXHIBIT A

         Text of Proposed Amendments to Provisions of the Trust's Agreement and Declaration of Trust (language proposed to be deleted is shown in brackets and language proposed to be added is shown in italics)

         Subsection (c) of Section 2 of Article I of the Agreement and Declaration of Trust is amended to read in its entirety as follows:

                (c) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one class or series of Shares is authorized by the Trustees, the equal proportionate transferable units into which each class or series of shares shall be divided from time to time;

         Subsections (g) and (h) of Section 2 of Article I of the Agreement and Declaration of Trust are amended to read in their entirety, and new subsections
(i) and (j) are added immediately thereafter, as follows:

                (g) "Declaration of Trust" shall mean this Agreement and Declaration of Trust as amended or restated from time to time; [and]

                (h) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time[.];

                (i) The term "class" or "class of Shares" refers to the division of Shares into two or more classes as provided in Article III, Section 1 hereof; and

                (j) The term "series" or "series of Shares" refers to the division of Shares representing any class into two or more series as provided in Article III, Section 1 hereof.


         Sections 1 and 2 of Article III of the Agreement and Declaration of Trust are amended to read in their entirety as follows:

         Division of Beneficial Interest

                Section 1. [The beneficial interest in the Trust shall at all times be divided into Shares of a single series, without par value, each of which shall represent an equal proportionate interest in the Trust with each other Share, none having priority or preference over another.] The Trustees may, without Shareholder approval, authorize one or more classes of Shares (which classes may be divided into two or more series), Shares of each such class or series having such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine and as shall be set forth in the By-Laws. The number of Shares of each class or series authorized shall be unlimited, except as the By-Laws may otherwise provide, and the Shares so authorized may be represented in part by fractional shares. The Trustees may from time to time divide or combine the Shares of any class or series into a greater or lesser number without thereby changing the proportionate beneficial interest in the [Trust] class or series.

         Ownership of Shares

                Section 2. The ownership of Shares shall be recorded on the books of the Trust or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent of the Trust, as the case may be, shall be conclusive as to who are the Shareholders of each class or series and as to the number of Shares of each class or series held from time to time by each Shareholder.

         Sections 1 and 2 of Article IV of the Agreement and Declaration of Trust are amended to read in their entirety as follows:

         Number of Trustees and Term of Office

                Section l. Subject to the voting powers of one or more classes or series of Shares as set forth in the By-Laws, [T]the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three (3) [nor more than fifteen (15)]. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term unless the Trustee is specifically removed pursuant to Section 2 of this Article at the time of the decrease. The Board of Trustees shall be divided into three classes. [Within the limits above specified,] T[t]he number of Trustees in each class shall be determined by resolution of the Board of Trustees. The initial Trustees, each of whom shall serve until the first meeting of Shareholders at which Trustees are elected and until his or her successor is elected and qualified, or until he or she sooner dies, resigns or is removed, shall be John A. McNeice, Jr. and such other persons as the Trustee or Trustees then in office shall, prior to any sale of Shares pursuant to a public offering, appoint. The term of office of all of the initial Trustees shall expire on the date of the first annual meeting of S[s]hareholders or special meeting in lieu thereof, which annual or special meeting shall be called to be held not more than fifteen months after Shares are first sold pursuant to a public offering. The term of office of the first class shall expire on the date of the second annual meeting of S[s]hareholders or any special meeting in lieu thereof. The term of office of the second class shall expire on the date of the third annual meeting of S[s]hareholders or any special meeting in lieu thereof. The term of office of the third class shall expire on the date of the fourth annual meeting of S[s]hareholders or any special meeting in lieu thereof. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of S[s]hareholders or any special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire.
         The Trustees shall be elected at an annual meeting of the S[s]hareholders or a special meeting in lieu thereof, except as provided in Section 2 of this Article.

                                      Vacancies; Removal

                Section 2. Subject to the voting powers of one or more classes or series of Shares as set forth in the By-Laws, [A]any vacancies occurring in the Board of Trustees may be filled by the Trustees if, immediately after filling any such vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the Shareholders. In the event that at any time less than a majority of the Trustees then holding office were elected to such office by the Shareholders, the Trustees shall call a meeting of Shareholders for the purpose of electing Trustees. At any meeting called for such purpose and subject to the voting powers of one or more classes or series of Shares as set forth in the By-Laws, a Trustee may be removed, with or without cause, by vote of a majority of the outstanding S[s]hares of the classes or series entitled to vote for the election of such Trustee. By vote of a majority of the Trustees then in office, the Trustees may remove a Trustee with or without cause.

         The first paragraph of Section 4 of Article IV of the Agreement and Declaration of Trust is amended to read in its entirety as follows:

         Powers

                Section 4. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders[;] of one or more classes or series. Subject to the voting power of one or more classes or series of shares as set forth in the By-Laws, the Trustees [they] may fill vacancies in or add to their number, including vacancies resulting from increases in their number, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may appoint an advisory board, the members of which shall not be Trustees and need not be Shareholders, they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent or a Shareholder services agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

         Sections 1, 2 and 3 of Article V of the Agreement and Declaration of Trust are amended to read in their entirety as follows:

                                        Voting Powers

                Section 1. Subject to the voting powers of one or more classes or series of Shares as set forth in the By-Laws, [T]the Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1, (ii) with respect to any Adviser as provided in Article IV, Section 7, (iii) with respect to any termination of this Trust to the extent and as provided in Article IX,
         Section 4, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 7, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, (vi) with respect to such additional matters relating to the Trust as may be required by law, this Declaration of Trust, the By-Laws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except as otherwise provided in the By-Laws. Notwithstanding any other provision of this Declaration of Trust, on any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws or required by law, be voted in the aggregate as a single class without regard to classes or series of Shares. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares of a particular class or series are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders as to such class or series.

                                  Voting Power and Meetings

                Section 2. There shall be an annual meeting of the Shareholders on the date fixed in the By-Laws at the office of the Trust in Boston, Massachusetts, or at such other place as may be designated in the call thereof, which call shall be made by the Trustees. In the event that such meeting is not held in any year on the date fixed in the By-Laws, whether the omission be by oversight or otherwise, a subsequent special meeting may be called by the Trustees and held in lieu of the annual meeting with the same effect as though held on such date. Special meetings of Shareholders of any or all classes or series may also be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of such class or series as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder entitled to vote at such meeting at the Shareholder's address as it appears on the records of the Trust. If the Trustees shall fail to call or give notice of any meeting of Shareholders for a period of 30 days after written application by Shareholders holding at least 10% of the Shares then outstanding of all classes and series entitled to vote at such meeting requesting a meeting to be called for a purpose requiring action by the Shareholders as provided herein or in the By-Laws, then Shareholders holding at least 10% of the Shares then outstanding of all classes and series entitled to vote at such meeting may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

         Quorum and Required Vote

                Section 3. A majority of the Shares entitled to vote on a particular matter shall be a quorum for the transaction of business at a Shareholders' meeting, except that where the By-Laws require that holders of any class or series shall vote as an individual class or series, then a majority of the aggregate number of Shares of that class or series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class or series. Any lesser number, however, shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. Except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where the By-Laws require that the holders of any class or series shall vote as an individual class or series a majority of the Shares of that class or series voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that class or series is concerned.

         The second paragraph of Section 4 of Article V of the Agreement and Declaration of Trust is amended in its entirety as follows:

                Notwithstanding any other provision of this Declaration of Trust, the conversion of the Trust from a "closed-end company" to an "open-end company," as those terms are defined in Sections 5(a)(2) and 5(a)(1), respectively, of the 1940 Act as in effect on January 1, 1989, shall require the affirmative vote or consent of the holders of at least 662/3 % of the Shares of each class entitled to vote. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or by any agreement between the Trust and any national securities exchange.

         Section I of Article VI of the Agreement and Declaration of Trust is amended to read in its entirety as follows:

         Distributions

                Section 1. The Trustees may, but need not, each year distribute to the Shareholders of any or all classes or series such income and gains, accrued or realized, as the Trustees may determine, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices and subject to the preferences, special or relative rights and privileges of the various classes or series of Shares. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Shareholders. Distributions of each year's income, if any be made, may be made in one or more payments, which shall be in Shares, in cash or otherwise and on a date or dates and as of a record date or dates determined by the Trustees. At any time and from time to time in their discretion, the Trustees may distribute to the Shareholders as of a record date or dates determined by the Trustees, in Shares, in cash or otherwise, all or part of any gains realized on the sale or disposition of property or otherwise, or all or part of any other principal of the Trust. Each distribution pursuant to this Section 1 to the Shareholders of a particular class or series shall be made ratably according to the number of Shares of such class or series held by the several Shareholders on the applicable record date thereof, provided that no distribution need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine. Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 2 of this Article VI, or at such other value as may be specified by the By-Laws or as the Trustees may from time to time determine, subject to applicable laws and regulations then in effect.

         The first paragraph of Section 2 of Article VI of the Agreement and Declaration of Trust is amended to read in its entirety as follows:

         Determination of Net Asset Value

                Section 2. At such times as the Trust shall have outstanding only one class or series of Shares, [T]the term "net asset value" of the Shares shall mean: (i) the value of all the assets of the Trust;
         (ii) less the total liabilities of the Trust; (iii) divided by the number of Shares outstanding, in each case at the time of each determination. Any fractions involved in the computation of net asset value per share shall be adjusted to the nearer cent unless the Trustees shall determine to adjust such fractions to a fraction of a cent. At such times as the Trust shall have outstanding more than one class or series of Shares, the term "net asset value" of the Shares shall have such meaning, with respect to the Shares of any particular class or series of Shares, as shall from time to time be specified in the By-Laws.

         Section 4 of Article IX of the Agreement and Declaration of Trust is amended to read in its entirety as follows:

                              Duration and Termination of Trust

                Section 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. Subject to the voting powers of one or more classes or series of Shares as set forth in the By-Laws, [T]the Trust may be terminated at any time by vote of Shareholders holding at least 662/3% of the Shares entitled to vote or by the Trustees by written notice to the Shareholders.

                  Upon termination of the Trust, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the Shareholders, ratably according to the number of Shares held by the several Shareholders on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes or series of Shares.

         Section 7 of Article IX of the Agreement and Declaration of Trust is amended to read in its entirety as follows:

         Amendments

                Section 7. (a) Except to the extent that the By-Laws or applicable law may require a higher vote or the separate vote of one or more classes or series of Shares, and [E]except as provided in paragraph (b) of this Section 7, this Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees (1) when authorized so to do by a vote of Shareholders holding a majority of the Shares entitled to vote or (2) without Shareholder approval as may be necessary or desirable in order to authorize one or more classes or series of Shares as in Section 1 of
         Article III. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

               (b) Except to the extent that the By-Laws or applicable law may require a higher vote or the separate vote of one or more classes or series of Shares, [N]no amendment may be made under this Section 7 which shall amend, alter, change or repeal any of the provisions of
          Article IV, Section 1, Article V, Section 4 or this paragraph (b) unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of at least
          662/3% of the Shares entitled to vote. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by the terms of any agreement between the Trust and any national securities exchange.

                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
           This Proxy is Solicited on Behalf of the Board of Trustees

PROXY

     The undersigned shareholder hereby appoints William J. Ballou, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby and Davey S. Scoon, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Investment Grade Municipal Trust (the "Trust"), to be held in Boston, Massachusetts, on Thursday, April 15, 1999 and at any adjournments, as follows on the reverse side of this card.

          CONTINUED AND TO BE SIGNED ON REVERSE SIDE /SEE REVERSE SIDE/


/X/  Please mark votes as in this example.

This proxy when properly executed will be voted in the manner directed herein and, absent direction, will be voted FOR the Items below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:

1.       ELECTION OF SEVEN TRUSTEES.  (Item 1 of the Notice)


         John Carberry                              Lora Collins
         Robert Birnbaum                            James Grinnell
         Salvatore Macera                           Thomas Stitzel
         Anne-Lee Verville


   /   / FOR               /   /    WITHHOLD         /   /    FOR ALL EXCEPT

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name in the list above.

2.       APPROVE  OF  DISAPPROVE   AMENDMENTS   TO  THE  FUND'S   AGREEMENT  AND
         DECLARATION OF TRUST TO PERMIT THE ISSUANCE OF PREFERRED SHARES OF THE FUND.
         (Item 2 of the Notice)


   /   / FOR               /   /    AGAINST          /   /    WITHHOLD



3. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS. (Item 3 of the Notice)

   /   / FOR               /   /    AGAINST          /   /    WITHHOLD

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT /    /


Please sign exactly as name or names appear hereon.  Joint owners should each
sign personally. When signing as attorney, executor, administrator, trustee   or
guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                             Signature------------------- Date------------------


                             Signature------------------- Date------------------



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
PROMPTLY USING THE ENCLOSED ENVELOPE.